As filed with the Securities and Exchange Commission on May 10, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

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SCHWARTZ INVESTMENT TRUST
(Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
 (Address of principal executive offices)

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SCHWARTZ INVESTMENT TRUST

Schwartz Value Focused Fund

May 10, 2016

Important Voting Information Inside

Please vote immediately!

You can vote through the internet, by telephone, or by mail.
Details on voting can be found on your proxy card.

Schwartz Investment Trust
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

SPECIAL MEETING OF SHAREHOLDERS OF
SCHWARTZ VALUE FOCUSED FUND

Important Voting Information Inside

TABLE OF CONTENTS
Letter from the Assistant Secretary	3
Notice of Special Meeting of Shareholders	5
Important Information to Help You Understand the Proposals	6
Proxy Statement	9
Summary of Proposal 1, Proposal 2, Proposal 3 and Proposal 4	10
Discussion of Proposed Changes	10
Principal Investment Strategies of the Fund	12
Effect of Change to a Non-Diversified Classification	12
Proposal 5: To Transact Any Other Business that may Properly Come Before the Meeting or any Adjournment Thereof in the Discretion of the Proxies or their Substitutes	14
Outstanding Shares and Voting Requirements	14
Other Matters	15
Additional Information on the Operation of the Fund	16

 May 10, 2016

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the Schwartz Value Focused Fund (the “Fund”), to be held at 10:00 a.m., Eastern time, on June 29, 2016 at the offices of the Fund’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to vote on the proposals listed below. The Fund is a series of Schwartz Investment Trust (the “Trust”). Formal notice of the Meeting appears after this letter, followed by the proxy statement. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares at your earliest convenience by voting by telephone or through the Internet or by completing and returning the enclosed proxy in the envelope provided.

The Meeting is being held so that shareholders can vote on the following proposals:

PROPOSAL 1.	To approve the reclassification of the Fund from a “diversified” fund to a “non-diversified” fund within the meaning of the Investment Company Act of 1940
PROPOSAL 2.
To approve the removal of the fundamental investment limitation of the Fund that prohibits it from investing more than 5% of its total assets in the securities of any one issuer (other than the United States Government, its agencies or instrumentalities)

PROPOSAL 3.	To approve the removal of the fundamental investment limitation of the Fund that prohibits it from acquiring more than 10% of the outstanding voting securities of any one issuer
PROPOSAL 4.
To approve the removal of the fundamental investment limitation of the Fund that prohibits it from investing more than 10% of its total assets in the securities of unseasoned issuers or securities that are subject to legal or contractual restrictions on resale

PROPOSAL 5.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes

You are being asked to consider and approve a proposal that would change the sub-classification of the Fund from a “diversified” to a “non-diversified” fund (Proposal 1). The Investment Company Act of 1940, as amended (the “1940 Act”) requires shareholders to approve any reclassification of a fund from “diversified” to “non-diversified.” The proposed change would enable Schwartz Investment Counsel, Inc. (the “Adviser”), the investment adviser to the Fund, to take larger positions in a smaller number of issuers and add meaningfully to certain positions held by the Fund if it has a strong conviction about their potential for capital appreciation.

You are being asked to consider and approve a second, third and fourth proposal to remove certain of the Fund’s fundamental investment limitations. Under the 1940 Act, the Fund is required to adopt certain “fundamental investment limitations” with respect to certain matters that can be changed only by a shareholder vote. Since the time these fundamental investment limitations were adopted, there have been many changes to federal or state regulatory oversight and the limitations that we are proposing to eliminate are outdated and no longer required by law. The fundamental limitation with respect to the amounts that may be invested in one issuer (Proposal 2) and the fundamental limitation with respect to acquiring the voting securities of any one issuer (Proposal 3), if not approved by shareholders, eliminate the additional flexibility that would be made available to the Adviser by adopting Proposal 1. The fundamental limitation with respect to the amounts that may be invested in securities of unseasoned issuers or securities that are subject to legal or contractual restrictions on resale is no longer required by law (Proposal 4). The elimination of this fundamental investment limitation could potentially allow the Adviser to take more meaningful positions in smaller, less seasoned issuers and in the securities of special situation companies that have fallen out of favor with the market but that the Adviser expects to appreciate over time due to company-specific developments.

You are being asked to vote on a fifth proposal that addresses the Fund’s ability to transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes (Proposal 5).

The Trust’s Board of Trustees has approved each proposal and recommends that you vote “FOR” each proposal.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than June 28, 2016.

In addition to voting by mail you may also vote either by telephone or through the Internet as follows:

	TO VOTE BY TELEPHONE:		TO VOTE BY INTERNET:
•	Read the Proxy Statement and have the enclosed proxy card at hand	•	Read the Proxy Statement and have the enclosed proxy card at hand
•	Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	•	Go to https://www.proxy-direct.com/ult-27829 and follow the simple instructions

We encourage you to vote by telephone or through the internet using the control number that appears on the enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

We appreciate your participation and prompt response to this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call 1-877-632-0910.

Sincerely,

Wade R. Bridge
Assistant Secretary

SCHWARTZ INVESTMENT TRUST
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held at 10:00 a.m., Eastern Time, on June 29, 2016. The Proxy Statement is available at www.proxy-direct.com/ult-27829 or by calling the Trust at 1-877-632-0910.

To the Shareholders of Schwartz Value Focused Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of Schwartz Value Focused Fund (the “Fund”) will be held at 10:00 a.m., Eastern time, on June 29, 2016 at the offices of the Fund’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The purpose of the Meeting is to consider and vote on the following matters:

1.	To approve the reclassification of the Fund from a diversified fund to a non-diversified fund within the meaning of the Investment Company Act of 1940.

2.
To approve the removal of the fundamental investment limitation of the Fund that prohibits it from investing more than 5% of its total assets in the securities of any one issuer (other than the United States Government, its agencies or instrumentalities).

3.	To approve the removal of the fundamental investment limitation of the Fund that prohibits it from acquiring more than 10% of the outstanding voting securities of any one issuer.

4.
To approve the removal of the fundamental investment limitation of the Fund that prohibits it from investing more than 10% of its total assets in the securities of unseasoned issuers or securities that are subject to legal or contractual restrictions on resale.

5.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on May 6, 2016 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A Proxy Statement and proxy card solicited by the Fund are included herein.

Your vote is important to us. Thank you for taking the time to consider the proposals.

By order of the Board of Trustees,

Wade R. Bridge
May 10, 2016	Assistant Secretary

Please vote by telephone or through the internet by following the instructions on your proxy card, thus avoiding unnecessary expense and delay. You may also execute the enclosed proxy and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

While we encourage you to carefully read the entire text of the Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the proposals to be voted on by shareholders.

QUESTIONS AND ANSWERS

Q: What is happening? Why did I get this package of materials?

A: The Schwartz Value Focused Fund (the “Fund”) is conducting a special meeting of shareholders (the “Meeting”), scheduled to be held at 10:00 a.m., Eastern Time, on June 29, 2016. According to our records, you are a shareholder of record of the Fund as of May 6, 2016, the record date for this Meeting.

Q: Why are shareholders being asked to vote on changing the Fund’s sub-classification from a diversified to a non-diversified Fund?

A: Schwartz Investment Counsel, Inc. (the “Adviser”) has recommended to the Board of Trustees of the Trust that the Fund change its sub-classification from a diversified fund to a non-diversified fund in order to enable the Fund to invest larger percentages of its assets in the securities of a single issuer. The proposed change would provide increased flexibility to take advantage of future investment opportunities by allowing the Adviser to add meaningfully to certain positions in the Fund if it has a strong conviction about their potential for capital appreciation or to take larger positions initially. The proposed change would also allow the Adviser to take a more focused investment approach and to invest in a smaller number of issuers, business sectors or group of industries. The Adviser believes this increased flexibility may provide opportunities to enhance the Fund’s performance; however, investing a larger percentage of assets in any one issuer could increase the risk and volatility of the Fund.

Q: Why are shareholders being asked to vote on removing certain of the Fund’s fundamental investment limitations?

A: The proposed elimination of the fundamental investment limitations of the Fund with respect to amounts that can be invested in one issuer and amounts that can be invested in unseasoned issuers (or securities that are subject to legal or contractual restrictions on resale) are intended to provide the Fund with more investment flexibility. Since the time each of these limitations were adopted, there have been many changes to federal or state regulatory oversight and these limitations are outdated and are no longer required by law. The existing fundamental investment limitations of the Fund with respect to amounts that can be invested in one issuer are based, in part, upon the requirements for a “diversified” fund under the 1940 Act but are actually more restrictive than the 1940 Act requirements for a diversified fund. Under the 1940 Act, the 5% limitation on amounts invested in one issuer only applies to 75% of a fund’s portfolio and not 100% of the portfolio, as currently set forth in the Fund’s fundamental limitation. If the Fund’s fundamental investment limitations with respect to the amounts that can be invested in one issuer are eliminated, but shareholders do not approve the change in classification to a non-diversified fund, the Fund would still have more investment flexibility in that it will be permitted to take greater than 5% positions as it relates to 25% of the Fund’s portfolio. (See “Diversified Fund Within the Meaning of the 1940 Act” in the Proxy Statement).

Q: How will the proposed changes impact the investment process of the Fund?

A: The changes are being proposed in conjunction with the proposed implementation of a more focused investment strategy for the Fund that will give the Adviser the ability, from time to time, to invest a substantial portion of the Fund’s assets in a smaller number of issuers, business sectors or group of industries. The Fund may also invest more meaningfully in smaller, less seasoned issuers and in special situation companies that have fallen out of favor with the market but that the Adviser expects to appreciate over time due to company-specific developments, rather than general business conditions or movements in the markets as a whole. The Adviser believes that this strategy may provide greater potential to add meaningfully to a position if it has a strong conviction about the potential for capital appreciation. However, investing a larger percentage of assets in any one issuer, in a smaller number of issuers, in smaller, less seasoned companies, or in special situation companies, could increase the risk and volatility of the Fund. No assurance can be given that operating the Fund as a non-diversified fund and removing these fundamental investment limitations will improve its investment performance.

Q: What happens if shareholders do not approve the proposals?

A: The Fund will not operate as a non-diversified fund within the meaning of the 1940 Act unless Proposal 1, Proposal 2 and Proposal 3 are approved by the Fund’s shareholders. Approval of Proposals 2 and 3, without approval of Proposal 1, will allow for the Fund to operate as a diversified fund within the meaning of the 1940 Act, and is less restrictive than the Fund’s existing fundamental investment limitation. Under the 1940 Act, the 5% limitation on amounts invested in one issuer only applies to 75% of a fund’s portfolio and not 100% of the portfolio, as currently set forth in the Fund’s fundamental limitation. With respect to Proposals 2, 3, and 4, if any proposal is approved by shareholders of the Fund, it will be implemented for the Fund.

Q: Why might I receive more than one Proxy Card?

A: If you own shares that are registered in different accounts, you may receive a separate proxy card for the shares held in each named account and should vote each proxy card received.

Q: How does the Board of Trustees recommend that I vote?

A: After careful consideration of the proposals, the Board of Trustees unanimously recommends that you vote FOR each of the proposals. The various factors that the Board of Trustees considered in making these determinations are described in the accompanying Proxy Statement.

Q: What will happen if there are not enough votes to hold the Meeting?

A: It is important that shareholders vote by telephone or internet or complete and return signed proxy cards promptly, but no later than June 28, 2016 to ensure there is a quorum for the Meeting. You may be contacted by a representative of the Trust or a proxy solicitor if we do not hear from you. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the proposals, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q: Whom should I call for additional information about the Proxy Statement?

A: If you have any questions regarding the Proxy Statement or completing and returning your proxy card, you can call 1-877-632-0910.

SCHWARTZ INVESTMENT TRUST

SPECIAL MEETING OF SHAREHOLDERS
OF THE SCHWARTZ VALUE FOCUSED FUND

To Be Held on June 29, 2016
At 225 Pictoria Drive, Suite 450
Cincinnati Ohio 45246

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Schwartz Investment Trust (the “Trust”) for use at the Special Meeting of Shareholders, or any adjournment thereof (the “Meeting”) of the Schwartz Value Focused Fund (the “Fund”), a series of the Trust. The principal address of the Trust is 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170. This Proxy Statement and proxy card were first mailed to shareholders on or about May 13, 2016.

As described in more detail below, at the Meeting shareholders are being asked to vote on a proposal that would change the sub-classification of the Fund from a diversified fund to a non-diversified fund, as defined by the 1940 Act, and to vote on proposals to remove certain fundamental investment limitations of the Fund that generally have the effect of requiring it to operate within the parameters of a diversified fund.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Assistant Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

The Trust has retained Computershare Fund Services (“Computershare”) to solicit proxies for the Meeting. Computershare is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting broker-dealer firms, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $3,950, and will be paid by the Adviser.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Trust without cost to the Trust. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that banks, broker-dealers, custodians, nominees, fiduciaries and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. Upon request, the Adviser will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

SUMMARY OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4

To Approve the Reclassification of the Fund from a “Diversified” to a “Non-Diversified” Fund and Removing Certain Fundamental Investment Limitations of the Fund

Diversified Fund Within the Meaning of the 1940 Act. The 1940 Act requires each investment company to recite in its registration statement its status as either a diversified or a non-diversified fund. Currently, the Fund is classified as “diversified,” meaning that it is limited in the amount of assets it can invest in securities of any one individual issuer. As a diversified fund under the 1940 Act requirements, a fund may not purchase the securities of any one issuer if, as a result, with respect to 75% of the fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the fund’s ownership would be more than 10% of the outstanding voting securities of that issuer, provided that this restriction does not limit the fund’s investments in securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities, or investments in securities of other investment companies. With respect to the remaining 25% of a fund’s total assets, there is no limitation on the amount of assets the fund may invest in any one issuer. These limits apply at the time a fund purchases a security; the fund may exceed these limits if positions it already owns increase in value relative to the remainder of its holdings. Currently, the fundamental investment restrictions included in Proposals 2 and 3 are more restrictive than required by the 1940 Act for a diversified fund since the 5% limitation on amounts invested in one issuer only applies to 75% of a fund’s portfolio under the 1940 Act, and not 100% of the portfolio, as currently set forth in the Fund’s fundamental limitation. By approving Proposals 2 and 3, which would eliminate these two fundamental investment restrictions, the Fund could begin operating consistent with the 1940 Act’s less restrictive definition of a diversified fund.

DISCUSSION OF PROPOSED CHANGES

At a meeting of the Board of Trustees held April 22, 2016 (the “Board Meeting”), the Adviser presented a proposal to the Board to allow the Adviser to employ a more focused approach when managing the Fund, which would result in the ability of the Fund to invest in special situation companies and to hold proportionately larger positions in a relatively limited number of securities. Special situation companies may include companies that have fallen out of favor with the market but that the Adviser expects to appreciate over time due to company-specific developments, rather than general business conditions or movements in the markets as a whole. At the Board Meeting, the Trustees, including all of the Trustees who are not “interested persons” of the Trust, as defined under the 1940 Act (the “Independent Trustees”), unanimously approved a change to the name of the Fund, as well as certain non-material changes to the Fund’s investment strategies. These non-material changes became effective on May 1, 2016 and are reflected in the Fund’s May 1, 2016 Prospectus. Specifically, the Board approved (i) changing the Fund’s name from Schwartz Value Fund to Schwartz Value Focused Fund; (ii) the removal of disclosure indicating the Fund’s portfolio will consist primarily of large-cap companies and adding disclosure that states the Fund intends to invest in companies of all market capitalizations; and (iii) additional disclosure about the Fund’s investments in special situation companies that have fallen out of favor with the market but that the Adviser expects to appreciate over time.

Change to Non-Diversified Classification. Because the Adviser would like the ability, from time to time, to invest a substantial portion of the Fund’s assets in a smaller number of issuers, business sectors or group of industries, at the Board Meeting, the Trustees, including all the Independent Trustees, also approved a change to the Fund’s classification from a “diversified” to a “non-diversified” fund, as such terms are defined in the 1940 Act. The change to a non-diversified classification would allow the Fund to invest a larger percentage of its assets in the securities of a single issuer and thus enable the Adviser to take more meaningful positions in securities that it sees as having greater investment potential. At the Board Meeting, the Adviser represented that it does not believe the proposed changes would have a significant impact on the Fund’s portfolio turnover rate, or any significant tax implications. However, the Adviser’s investment decisions represent its subjective determinations and may not accurately reflect the investment prospects of a particular security. At the Board Meeting, the Adviser represented that it would continue to monitor the performance of the Fund following the change to a non-diversified classification. No assurance can be given that operating the Fund as a non-diversified fund will improve its investment performance.

Removal of Fundamental Limitations. Under the 1940 Act, the Fund is required to adopt certain “fundamental investment limitations” with respect to certain matters that can be changed only by a shareholder vote. Since the time each of the limitations described below were adopted, there have been many changes to federal or state regulatory oversight and these limitations are outdated and are no longer required by law. At the Board Meeting, the Trustees, including all of the Independent Trustees, approved removing three fundamental investment limitations of the Fund and are recommending that shareholders approve these changes. Shareholders are being asked to consider and approve the removal of two fundamental limitations (described below) with respect to amounts that can be invested in one issuer (“Fundamental Issuer Limitations”) that generally have the effect of requiring the Fund to operate as a diversified fund. The Fundamental Issuer Limitations are actually more restrictive than required by the 1940 Act for a diversified fund because under the 1940 Act, the 5% limitation on amounts invested in one issuer only applies to 75% of a fund’s portfolio, and not 100%, as currently setforth in the Fund’s Fundamental Issuer Limitations.

Fundamental Issuer Limitations
1. The Fund will not purchase the securities of an issuer (other than the United States Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer.

2. The Fund will not purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

Shareholders are also being asked to consider and approve the removal of a fundamental limitation (described below) with respect to investments in securities of unseasoned issuers (or securities that are subject to legal or contractual restrictions on resale). The Board is recommending that shareholders of the Fund approve the removal of this fundamental investment limitation, as it could be interpreted as having the effect of limiting the Fund’s investments in smaller, less seasoned companies and in special situation companies. The elimination of this fundamental investment limitation could potentially allow the Adviser to take a more meaningful position in these securities.

Unseasoned Issuer Limitations
The Fund will not invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

If shareholders of the Fund approve Proposals 2 and 3, the Fund will have more flexibility with respect to the amount that can be invested in one issuer. If shareholders of the Fund approve Proposal 4, the Fund will have more flexibility with respect to the amount that can be invested in securities of unseasoned issuers or securities that are subject to legal or contractual restrictions on resale. The removal of the second clause of the fundamental investment limitation (securities which are subject to legal or contractual restrictions on resale) will remove a restriction that is no longer required by law and will have no impact on the investment process of the Fund, as it currently does not intend to invest in these securities.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests at least 80% of its net assets, including the amount of any borrowings for investment purposes, in U.S. common stocks. The Fund may invest in the securities of companies of any size, regardless of market capitalization. The Fund may invest in special situation companies that have fallen out of favor with the market, but that the Adviser expects to appreciate over time due to company-specific developments, rather than general business conditions or movements in the markets as a whole. Special situations may include significant changes in a company's allocation of its existing capital (companies undergoing turnarounds or spin-offs) or a restructuring of assets. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new product introductions, changes in senior management or significant changes in a company's cost structure.

The Fund may also invest in exchange-traded funds ("ETFs") if the Adviser believes it is advisable to expose the Fund to the broad market or to broad market sectors or to hedge against market risk without purchasing a large number of individual securities. The Fund may invest in debt securities, which include U.S. Treasury notes and bonds, investment grade corporate debt securities, convertible debt securities and debt securities below investment grade (high yield or junk bonds). The Fund may also invest in cash or cash equivalents. The Fund's cash level is a result of the Adviser's individual security selection process, and therefore may vary, depending on the Adviser's desired security weightings. Under normal market conditions, the Fund will limit its investment in ETFs, debt securities (including junk bonds), and cash or cash equivalents to no more than 20% of its net assets.

EFFECT OF CHANGE TO A NON-DIVERSIFIED CLASSIFICATION

If shareholders of the Fund approve Proposal 1, the Fund will be classified as non-diversified and may therefore invest a greater percentage of its assets in the securities of fewer issuers than a fund that is diversified. At times, depending on market and other conditions, and in the sole discretion of the Adviser, the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or group of industries. The Adviser believes the additional advantages of non-diversification include:

•
Flexibility and Opportunity - The Fund’s investments may be limited to a smaller number of investment opportunities, allowing the Adviser to potentially avoid overvalued securities and to overweight a position if it has a strong conviction about its potential for capital appreciation.

•
Potential for Enhanced Performance - Non-diversification allows the Adviser to invest a greater percentage of the assets of the Fund in individual securities believed to have the potential to significantly appreciate in value, which may have a meaningful impact on the performance of the Fund.

Tax Requirements for Non-Diversified Funds. While the 1940 Act does not limit the amount of investments a non-diversified fund may make in a single issuer, the Fund intends to continue complying with the mutual fund diversification rules of the Internal Revenue Service (“IRS”). These rules provide that, to maintain favorable tax treatment, an investment company must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of a single issuer and may not own more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, an investment company is limited to investing 25% of the value of its total assets in the securities of a single issuer, or of two or more issuers that are controlled by the investment company and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships. These limits apply only as of the end of each quarter of the investment company’s fiscal year, so the investment company may actually have a higher concentration of assets in an issuer during periods between its fiscal quarter ends. Like the 1940 Act, the IRS limits do not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or to the securities of other investment companies. If the investment company fails to meet the IRS diversification requirements as a result of fluctuations in the market value of the securities held in its portfolio or from distributions made by the investment company, it will not lose its favorable tax treatment.

Risks of Non-Diversification. The risks of non-diversification include the risk that if the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, adverse developments affecting a particular stock may cause the Fund’s performance to be more sensitive to developments affecting those stocks than a fund that is diversified. The share price of a non-diversified fund may be more volatile than the share price of a diversified fund and a non-diversified fund may be more susceptible to any single economic, business, political or regulatory occurrence than a diversified fund. If the Adviser’s investment decisions are not successful and a security fails to produce the expected results, the negative impact to the Fund may be greater than if the Fund were diversified.

The change to a non-diversified status would enable the Adviser to take more meaningful positions in securities in which it has the strongest conviction, if and when it believes that doing so justifies the risks involved in investing a larger percentage of the Fund’s assets in one issuer. The Adviser will attempt to address these risks through extensive research and monitoring in relation to the Adviser’s criteria for value.

The Fund will not operate as a non-diversified fund within the meaning of the 1940 Act unless Proposal 1, Proposal 2 and Proposal 3 are approved by the Fund’s shareholders. If shareholders of the Fund approve Proposals 1, 2 and 3, the reclassification will take effect shortly after the Meeting. In the event shareholders of the Fund do not approve Proposal 1, but approve Proposals 2 and 3, the Fund will be able to operate as a diversified fund under the requirements of the 1940 Act. With respect to Proposals 2, 3 and 4, if any proposal is approved, then it will be implemented for the Funds. In the event shareholders of the Fund do not approve any proposals, the Fund will continue to operate within the requirements of its current fundamental investment limitations. In that case, the Board may consider other courses of action.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" APPROVAL OF EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2, PROPOSAL NO. 3 AND PROPOSAL NO. 4

PROPOSAL 5: TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date. The Board of Trustees has fixed the close of business on May 6, 2016 (the “Record Date”) as the record date for determining shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were 829,309.376 shares of beneficial interest, no par value, of the Fund. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

5% Shareholders. As of the Record Date, the following shareholders owned of record or beneficially more than 5% of the outstanding shares of the Fund. No other person owned of record and, according to information available to the Trust, no other person owned beneficially 5% or more of the outstanding shares of the Fund on the Record Date.

Name and Address of Shareholder*	Amount and Nature of Ownership	Percentage Ownership
Louis C. Argenta	174,937.811 shares of record	21.09%
Linda J. Baroli	149,414.326 shares of record	18.02%

The address of each shareholder is c/o the Adviser, 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170.

Quorum. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of the holders of more than 50% of the outstanding shares of the Fund is necessary to constitute a quorum at the Meeting. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received with respect to adjournment of the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve a proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of the proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment.

If a quorum (more than 50% of the outstanding shares of the Fund) is represented at the Meeting, the vote of a majority of the outstanding shares of the Fund is required to approve Proposals 1, 2, 3 and 4. The vote of a majority of the outstanding shares of the Fund means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. Proposal 5 will require the affirmative vote of a majority of the shares voted, whether or not a quorum is present.

Abstentions and “broker non-voters” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to the proposal. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting. Accordingly, abstentions and “broker non-votes” will effectively be a vote against any proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

Trustee Votes. The Trustees intend to vote all of their shares held in the Fund in favor of the proposals described herein. On the Record Date, the Trustees and officers of the Trust as a group owned of record and/or beneficially 6.38% of the outstanding shares of the Fund.

OTHER MATTERS

Shareholder Proposals. As an Ohio business trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Trust are not required as long as there is no particular requirement under the 1940 Act or state law, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Wade R. Bridge, Assistant Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees. Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Trust at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee. Shareholders also have an opportunity to communicate with the Board at shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery. The Trust may only send one proxy statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders. The Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing the Trust, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or e-mail copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to Schwartz Investment Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or call the Trust toll-free at 1-877-632-0910 or e-mail the Trust at fundinfo@ultimus.com.

Annual and Semiannual Reports. The Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request. To request the annual or semi-annual report, please call us toll free at 1-888-726-0753 or write to Wade R. Bridge, Assistant Secretary, Schwartz Investment Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The Fund’s annual and semi-annual reports are available for download at www.schwartzvaluefocusedfund.com.

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUND

Principal Underwriter. Ultimus Fund Distributors, LLC (the “Distributor”) serves as the Fund’s principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Administration and Other Services. Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services, accounting and pricing services, and transfer agent and shareholder services to the Fund. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

By order of the Board of Trustees,

Wade R. Bridge
May 10, 2016	Assistant Secretary

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS – June 29, 2016

SCHWARTZ INVESTMENT TRUST

Schwartz Value Focused Fund

The undersigned hereby appoint(s) Wade R. Bridge and Robert G. Dorsey, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote, as specified below, all shares of beneficial interest of the Schwartz Value Focused Fund (the "Fund") series of Schwartz Investment Trust (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 10:00 a.m.,Eastern time, on June 29, 2016 at the Trust's offices, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and at any adjournment(s) or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" the Proposals. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Dated ______________________________

Signature(s) *(Sign in the Box)*

Note: This proxy must be signed exactly as your name(s) appears hereon. If you are signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

DO NOT TEAR

VOTING OPTIONS

Read your Proxy Statement and have it at hand when voting by phone or on the internet.

Vote on the Internet

Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions available 24 hours

Vote by Phone

Call 1-800-337-3503
Follow the recorded instructions available 24 hours

Vote by Mail

Vote, sign and date this Proxy card and return it in the postage-paid envelope.

Mail

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

   FOR ☐ AGAINST ☐ ABSTAIN ☐

   FOR ☐ AGAINST ☐ ABSTAIN ☐

   FOR ☐ AGAINST ☐ ABSTAIN ☐

   FOR ☐ AGAINST ☐ ABSTAIN ☐

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.